UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 1998

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of December 1998 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 30 thereof, entered into various agreements relating to Millwood Park Limited Partnership, a Georgia Corporation as Limited Partners (the "Operating Partnership") on behalf of Series 30 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of December 1998 (the "Operating Partnership Agreement"), pursuant to which Series 30 acquired a limited partner interest in the Operating Partnership. Series 30 and 34 have jointly invested in the Operating Partnership pursuant to the terms of the Partnership's Partnership Agreement, with Series 30 investing 50% and Series 34 investing 50%. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 172 unit apartment complex for families located at Douglasville in Douglas County, Georgia, which is known as Millwood Park Apartments (the "Apartment Complex"). The Apartment Complex consists of 13 buildings containing 122 two-bedroom units and 50 three-bedroom units. Amenities include a security fence with controlled access to gates, basketball court, playground, picnic/barbecue area, swimming pool and trash compactor. Construction of the Apartment Complex commenced in May 1998 and is scheduled for completion in November 1999. 100% Occupancy is scheduled for September 2000.

The Operating Partnership expects to receive permanent financing in the amount of $8,360,000 (the "Permanent Mortgage") from Housing Authority of Douglas County, GA. The Permanent Mortgage is expected to bear interest at 6.735% per annum payable over a 30 year amortization period and a 30 year term

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is NS Partners, L.L.C., (the "General Partner"). The principal of the General Partner is William E. Johnston.

Series 30 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $2,841,741 to the Operating Partnership in 3 installments as follows:

    $1,182,164 (the "First Installment") on shall be paid on the latest of (i) the Admission Date, (ii) receipt of the Permanent Mortgage Commitment, (iii) Construction Mortgage Closing, (iv) closing of the Bridge Loan and (v) the Partnership has received a certificate, letter or resolution from the Authority and the Agency, respectively, in substantially the form set froth in Exhibits 1 and 2 hereto;
    $1,375,402 (the "Second Installment") plus an amount equal to the interest accrued on the Investor Bridge Loan shall be paid on the latest of (i) Completion Date, (ii) receipt of an estoppel letter from the Construction Lender, (iii) Cost Certification, (iv) Bond Issuance Date, and (v) satisfaction of all the conditions to payment of the First Installment; and
    $284,175 (the "Third Installment") on shall be paid on the latest of (i) the Initial 100% Qualified Occupancy Date, (ii) achievement of the Breakeven Point, (iii) Permanent Mortgage Commencement, (iv) receipt of a current endorsement to the Title Policy, (v) Bond Certification Date, (vi) State Designation, or (vii) satisfaction of all the conditions to the payment of the First and Second Installments.

All of the installments have been paid by Series 30.

The total Capital Contribution of Series 30 to the Operating Partnership is based on the Operating Partnership receiving $3,827,260 in Tax Credits during the 10-year period commencing in 1999 of which 49.995% ($1,911,716) will be allocated to Series 30 and 49.995% ($1,911,716) will be allocated to Series 34 as the Investment Limited Partner of the Operating Partnership.

Series 30 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	1%	50.0%	65.0%
Series 30	49.5%	24.9995%	17.5%
Series 35	49.5%	24.9995%	17.5%
Special Limited Partner	0%	0%	0.001%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 30.

Series 30 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2000 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $10,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2000 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $10,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.2(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $1,414,721. The Development Fee, 843,260, shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President